UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22397
IronBridge Funds, Inc.
(Exact name of registrant as specified in charter)
One Parkview Plaza
Suite 700
Oakbrook Terrace, Illinois 60181
(Address of principal executive offices) (Zip code)
John G. Davis
One Parkview Plaza, Suite 700
Oakbrook Terrace, Illinois 60181
(Name and address of agent for service)
(630) 684-8300
Registrant’s telephone number, including area code
Date of fiscal year end: June 30
Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

ANNUAL REPORT
June 30, 2011

IronBridge Small Cap Fund

IronBridge SMID Cap Fund

IronBridge Global Fund

IronBridge Skyline Fund

IronBridge Horizon Fund

IRONBRIDGE FUNDS  June 30, 2011

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PRESIDENT’S LETTER

Dear Fellow Shareholders

We are pleased to report on the progress of the IronBridge Funds over the past twelve months ending June 30, 2011. Equity markets posted significant gains for the second consecutive twelve month period. The S&P 500® Index, a proxy for large capitalization stocks, was up 30.69% over the past twelve months, while the Russell 2000® Index, a proxy for small capitalization stocks, was up 37.41%. Global equity markets, as measured by the MSCI World Index (Net), were up 30.51%, over same period.

Fund Results

For the twelve month period ending June 30, 2011 (or since a fund’s inception if less than one year), the Funds generated the following net (i.e. after fee) returns:

The IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned 36.51% versus the 37.41% return for the Russell 2000tm Index.

The IronBridge SMID Cap Fund, managed by IronBridge Capital Management, returned 39.38% versus the 39.28% return for the Russell 2500tm Index, which measures the performance of the small to mid-cap (or “SMID” segment of the U.S. equities universe).

The IronBridge Global Fund, managed by IronBridge Capital Management, returned 32.72% versus the 30.51% return for the MSCI World Index (Net).

The IronBridge Skyline Fund, managed by IronBridge Capital Management, returned 9.41% versus the 9.61% return for the Russell 2500tm Index, since inception on December 10, 2010.

The IronBridge Horizon Fund, managed by IronBridge Capital Management, returned 8.45% versus the 7.26% return for the Russell 2000® Index, since inception on December 10, 2010.

Outlook

In the near term, we expect volatility to remain relatively high in the equity markets. Longer term, we believe that higher-quality equities should provide the best relative returns to equity investors. We define “high quality” as those companies that we believe are winning the global competition for capital by allocating capital to higher return projects. Our Funds seek to diversify the source and structure of net cash receipts, and focus on where we believe we have an edge — picking stocks. We attempt to identify winners in the competition for capital and buy them at what we view as attractive entry points.

Thank you for your continued support of IronBridge Funds.

Sincerely,

John Davis
President
IronBridge Funds

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Report from IronBridge Capital Management, L.P.

Dear Shareholder:

The IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio primarily composed of equity securities of companies that have market capitalizations between $250 million and 10 billion, measured at the time of purchase. The objective is relative to, and measured against, the Russell 2500tm Index.

The IronBridge Global Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States.

The IronBridge Skyline Fund strives to achieve capital appreciation by investing in a diversified portfolio primarily composed of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500tm Index.

The IronBridge Horizon Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with market capitalizations of less than $2 billion, measured at the time of purchase. The objective is relative to, and measured against, the Russell 2000® Index.

Each of the foregoing indexes is a broad based equity index and assumes the reinvestment of all dividends and reflects no deductions for management fees or other expenses.

Performance Review

IronBridge Small Cap Fund

For the year ended June 30, 2011, the IronBridge Small Cap Fund a achieved positive absolute return, but trailed the benchmark, returning 36.51% (net of fees) compared with the Russell 2000® Index return of 37.41% for the same period.

The stock selection within Health Care, Consumer Discretionary, Consumer Staples and Industrials was a positive contributor to the relative return profile, while exposure among the Financials, Information Technology, Energy, Utilities and Materials names detracted from the Fund’s relative performance. The small allocation to cash was also a detractor from the Fund’s relative performance.

IronBridge SMID Cap Fund

For the year ended June 30, 2011, the IronBridge SMID Cap Fund achieved a positive absolute return and modestly outperformed the benchmark, returning 39.38% (net of fees) compared with the Russell 2500tm Index return of 39.28% for the same period.

The stock selection within Information Technology, Industrials, Health Care, Materials and Consumer Staples was a positive contributor to the relative return profile, while exposure among the Consumer Discretionary, Financials, Energy and Utilities names detracted from the Fund’s relative performance. The small allocation to cash was a detractor from the Fund’s relative performance.

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Report from IronBridge Capital Management, L.P.

IronBridge Global Fund

For the year ended June 30, 2011, the IronBridge Global Fund achieved a positive absolute return and outperformed the benchmark, returning 32.72% (net of fees) compared with the MSCI World Index (Net) return of 30.51% for the same period.

The stock selection within Information Technology, Industrials, Energy, Financials, Consumer Staples, Consumer Discretionary and Health Care was a positive contributor to the relative return profile, while exposure among the Materials, Utilities and Telecommunication Services names detracted from the Fund’s relative performance. The small allocation to cash was a detractor from the Fund’s relative performance.

IronBridge Skyline Fund

Since inception (December 10, 2010) through June 30, 2011, the IronBridge Skyline Fund achieved a positive absolute return and modestly underperformed the benchmark, returning 9.41% (net of fees) compared with the Russell 2500tm Index return of 9.61% for the same period.

The stock selection within Industrials, Health Care, Energy, Financials and Consumer Discretionary was a positive contributor to the relative return profile, while exposure among the Consumer Staples, Utilities, Materials and Information Technology names detracted from the Fund’s relative performance. The small allocation to cash was a detractor from the Fund’s relative performance.

IronBridge Horizon Fund

Since inception (December 10, 2010) through June 30, 2011, the IronBridge Horizon Fund achieved a positive absolute return and outperformed the benchmark, returning 8.45% (net of fees) compared with the Russell 2000® Index return of 7.26% for the same period.

The stock selection within Consumer Discretionary, Industrials, Materials, Health Care, Energy, Information Technology and Consumer Staples was a positive contributor to the relative return profile, while exposure among the Financials and Utilities names detracted from the Fund’s relative performance. The small allocation to cash was a detractor from the Fund’s relative performance.

Market Review

Equities provided strong returns over the Funds’ fiscal year ending June 30, 2011. Within the U.S. market, mid-cap stocks, as measured by the Russell Midcap® Index (38.47%) were the best-performing capitalization range, followed by small cap stocks, as measured by the Russell 2000® Index (37.41%), and large cap stocks as measured by the Russell 1000® Index (31.93%). Global large cap and mid cap stocks in the developed markets also provided strong returns, as measured by the MSCI World Index (Net) (30.51%). However, returns for the individual countries contained in the index varied significantly. The best-performing country was Australia (54.11%), while Greece (2.62%) provided the lowest level of returns.

The majority of the gains in these indexes occurred during the first three quarters of the Funds’ fiscal year. Generally speaking, we believe markets were primarily driven by solid company fundamentals during this period. Early in the fourth quarter of the Funds’ fiscal year, investor enthusiasm had been driven by robust corporate profitability and attractive liquidity. However,

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it gave way to concerns regarding the end of quantitative easing, the European debt crisis, slowing global growth and rising inflation pressures.

Portfolio Outlook

Over the long term, we are bullish for high-quality equities and believe we may be entering a period of sustainable global wealth creation. We define “high quality” as those companies that we believe are winning the global competition for capital by allocating capital to higher return projects. Tensions between natural market forces (the allocation of capital to its highest and most efficient uses) and continued government intervention could result in above-average price volatility for multiple asset classes over the next several years. However, it could also present opportunities to own great companies at attractive prices.

The good news is that it appears that the work of the market’s self-correcting mechanisms in the private market is largely complete. Bankruptcies have peaked, most businesses have right-sized themselves to reflect current levels of aggregate demand, companies with too much debt have issued equity and/or restructured to more manageable debt levels, and innovation continues to move forward. Additionally, there is significantly less leverage in the global financial system today than there was in 2008. Corporate profitability is near all-time highs. This is a testament to the ability of markets and companies to adapt to ever-changing economic circumstances.

We are also seeing signs that the market’s self-correcting mechanisms are beginning to have an impact on the government sector. Governments that try to control or manage markets through new regulations, targeted bail-outs, and a mixture of monetary and fiscal stimuli have the potential to introduce market distortions by altering the allocation of capital. Concern over the current environment is the “stirring of the masses”, which is likely to correct some of the major government-imposed market distortions that have contributed to misallocation of capital on a domestic and global scale.

Regardless of what is happening at the government level, innovation continues to move forward. We view corrections such as the stock market’s decline from May through the middle of June 2011 as an opportunity to buy equity shares of innovative businesses at what we view as attractive prices.

Thank you for your continued confidence in IronBridge.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Funds may invest in American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) that represent interests in foreign securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

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Report from IronBridge Capital Management, L.P.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index is an unmanaged index that is designed to measure the small cap segment of the U.S. equity universe.

The Russell 2500 Index is an unmanaged index that is designed to measure the small cap segment of the U.S. equity universe.

The Russell Midcap Index is a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

You cannot invest directly in an index.

IronBridge Funds, Inc. are distributed by Quasar Distributors, LLC

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EXPENSE EXAMPLE

IronBridge Funds
June 30, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/11 — 6/30/11).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

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	BEGINNING	ENDING		EXPENSES
	ACCOUNT	ACCOUNT	ANNUALIZED	PAID
	VALUE	VALUE	EXPENSE	DURING
IRONBRIDGE FUNDS	1/1/2011	6/30/2011	RATIO*	THE PERIOD*

IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,078.30	1.06%	$5.47
Hypothetical 5% Return	$1,000.00	$1,019.53	1.06%	$5.32
IronBridge SMID Cap Fund
Actual Fund Return	$1,000.00	$1,088.80	0.90%	$4.67
Hypothetical 5% Return	$1,000.00	$1,020.32	0.90%	$4.52
IronBridge Global Fund
Actual Fund Return	$1,000.00	$1,051.80	0.99%	$5.03
Hypothetical 5% Return	$1,000.00	$1,019.89	0.99%	$4.95
IronBridge Skyline Fund
Actual Fund Return	$1,000.00	$1,086.60	0.99%	$5.12
Hypothetical 5% Return	$1,000.00	$1,019.89	0.99%	$4.95
IronBridge Horizon Fund
Actual Fund Return	$1,000.00	$1,077.50	1.09%	$5.60
Hypothetical 5% Return	$1,000.00	$1,019.40	1.09%	$5.45

*Expenses are equal to each Fund’s annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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PORTFOLIO INVESTMENTS RETURNS
IronBridge Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*8/30/02 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Year Ended 6/30/11	Fund	Index

Six Months	7.83%	6.21%
One Year	36.51	37.41
Five Year Average Annual	6.22	4.08
Since Commencement	11.97	10.28

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENTS RETURNS
IronBridge SMID Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/31/04 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Year Ended 6/30/11	Fund	Index

Six Months	8.88%	8.06%
One Year	39.38	39.28
Five Year Average Annual	6.28	5.20
Since Commencement Average Annual	6.50	6.23

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENTS RETURNS
IronBridge Global Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*9/18/09 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Year Ended 6/30/11	Fund	Index

Six Months	5.18%	5.29%
One Year	32.72	30.51
Since Commencement Average Annual	11.45	11.43

This chart assumes an initial gross investment of $100,000 made on 9/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENTS RETURNS
IronBridge Skyline Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/10/10 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Periods Ended 6/30/11	Fund	Index

Six Months	8.66%	8.06%
Since Commencement	9.41	9.61

This chart assumes an initial gross investment of $100,000 made on 12/10/10 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENTS RETURNS
IronBridge Horizon Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000
(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/10/10 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Periods Ended 6/30/11	Fund	Index

Six Months	7.75%	6.21%
Since Commencement	8.45	7.26

This chart assumes an initial gross investment of $100,000 made on 12/10/10 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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SCHEDULE OF INVESTMENTS
IronBridge Small Cap Fund

June 30, 2011

COMMON STOCKS (98.7%)

	Number of
	Shares	Value

AEROSPACE & DEFENSE (4.3%)
Esterline Technologies Corp. (a)	93,735	$7,161,354
Moog, Inc. - Class A (a)	106,853	4,650,243
Orbital Sciences Corp. (a)	202,530	3,412,630
Triumph Group, Inc.	43,991	4,380,624

		19,604,851

APPAREL RETAIL (3.7%)
Deckers Outdoor Corp. (a)	103,836	9,152,105
The Buckle, Inc.	82,519	3,523,561
Under Armour, Inc. (a)	52,586	4,065,424

		16,741,090

AUTO PARTS & EQUIPMENT (0.6%)
Modine Manufacturing Co. (a)	176,899	2,718,938

BIOTECHNOLOGY (1.4%)
Cepheid, Inc. (a)	111,989	3,879,299
Luminex Corp. (a)	126,702	2,648,072

		6,527,371

BUILDING PRODUCTS (1.2%)
A.O. Smith	83,641	3,538,014
Universal Forest Products, Inc.	74,881	1,794,149

		5,332,163

CAPITAL MARKETS (3.1%)
Jefferies Group, Inc.	174,362	3,556,985
Knight Capital Group, Inc. - Class A (a)	173,372	1,910,559
Stifel Financial Corp. (a)	150,750	5,405,895
Waddell & Reed Financial, Inc.	87,379	3,176,227

		14,049,666

CHEMICALS (5.4%)
Arch Chemicals, Inc.	64,447	2,219,555
Cabot Corp.	118,357	4,718,894
FMC Corp.	55,576	4,780,647
Methanex Corp.	149,677	4,696,864
Minerals Technologies, Inc.	39,152	2,595,386
NewMarket Corp.	33,230	5,672,693

		24,684,039

COMMERCIAL BANKS (5.3%)
Columbia Banking System, Inc.	178,802	3,078,970
Cullen/Frost Bankers, Inc.	117,127	6,658,670
First Midwest Bancorp, Inc.	204,823	2,517,275
IBERIABANK Corp.	85,960	4,954,734
National Penn Bancshares, Inc.	511,945	4,059,724
TCF Financial Corp.	210,656	2,907,053

		24,176,426

COMMERCIAL SERVICES & SUPPLIES (2.9%)
Coinstar, Inc. (a)	74,678	4,072,938
Herman Miller, Inc.	101,773	2,770,261
K12, Inc. (a)	92,842	3,076,784
LeapFrog Enterprises, Inc. (a)	452,076	1,907,761
PICO Holdings, Inc. (a)	49,719	1,441,851

		13,269,595

COMMUNICATIONS EQUIPMENT (3.2%)
Ancestry.com, Inc. (a)	57,590	2,383,650
Aruba Networks, Inc. (a)	88,389	2,611,895
Polycom, Inc. (a)	92,211	5,929,167
Riverbed Technology, Inc. (a)	91,718	3,631,115

		14,555,827

COMPUTER SYSTEMS DESIGN AND RELATED SERVICES (1.4%)
SYNNEX Corp. (a)	107,646	3,412,378
Syntel, Inc.	52,180	3,084,882

		6,497,260

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	Number of
	Shares	Value

CONSTRUCTION & ENGINEERING (1.2%)
Insituform Technologies, Inc. (a)	145,912	$3,059,774
MasTec, Inc. (a)	115,342	2,274,544

		5,334,318

DIVERSIFIED FINANCIAL SERVICES (0.5%)
GATX Corp.	59,639	2,213,800

ELECTRIC UTILITIES (1.6%)
Black Hills Corp.	163,837	4,929,855
ITC Holdings Corp.	37,698	2,705,586

		7,635,441

ELECTRICAL EQUIPMENT (2.3%)
EnerSys (a)	91,660	3,154,937
Thomas & Betts Corp. (a)	140,443	7,562,856

		10,717,793

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.1%)
Littelfuse, Inc.	77,041	4,523,848
National Instruments Corp.	116,446	3,457,282
ScanSource, Inc. (a)	111,800	4,190,264
Trimble Navigation Ltd. (a)	54,746	2,170,131

		14,341,525

ENERGY EQUIPMENT & SERVICES (3.6%)
Atwood Oceanics, Inc. (a)	110,055	4,856,727
Superior Energy Services, Inc. (a)	135,570	5,035,070
Unit Corp. (a)	109,731	6,685,910

		16,577,707

FOOD PRODUCTS (1.8%)
BJ’s Wholesale Club, Inc. (a)	71,870	3,618,655
Corn Products International, Inc.	86,430	4,777,850

		8,396,505

GAS UTILITIES (3.6%)
AGL Resources, Inc.	101,243	4,121,602
Southern Union Co.	165,671	6,651,691
UGI Corp.	183,982	5,867,186

		16,640,479

GENERAL MERCHANDISE (0.4%)
Fred’s, Inc. - Class A	137,289	1,981,080

HEALTH CARE EQUIPMENT & SUPPLIES (3.9%)
Gen-Probe, Inc. (a)	41,185	2,847,943
Hill-Rom Holdings, Inc.	84,886	3,908,151
IDEXX Laboratories, Inc. (a)	38,227	2,964,886
Neogen Corp. (a)	43,851	1,982,504
Sirona Dental Systems, Inc. (a)	61,270	3,253,437
ZOLL Medical Corp. (a)	47,577	2,695,713

		17,652,634

HEALTH CARE PROVIDERS & SERVICES (4.6%)
HMS Holding Corp. (a)	35,910	2,760,402
LifePoint Hospitals, Inc. (a)	143,665	5,614,428
MWI Veterinary Supply, Inc. (a)	49,100	3,965,807
Owens & Minor, Inc.	252,613	8,712,622

		21,053,259

HEALTH CARE TECHNOLOGY (0.6%)
athenahealth, Inc. (a)	61,940	2,545,734

HOTELS, RESTAURANTS & LEISURE (0.8%)
Biglari Holdings, Inc. (a)	3,279	1,282,253
Buffalo Wild Wings, Inc. (a)	36,367	2,411,496

		3,693,749

HOUSEHOLD DURABLES (2.9%)
AptarGroup, Inc.	99,938	5,230,755
Snap-On, Inc.	58,220	3,637,586
Tupperware Brands Corp.	68,600	4,627,070

		13,495,411

The accompanying notes are an integral part of these financial statements.	P / 15

SCHEDULE OF INVESTMENTS
IronBridge Small Cap Fund

continued

	Number of
	Shares	Value

INDUSTRIAL CONGLOMERATES (2.0%)
Alleghany Corp. (a)	26,770	$8,917,355

INSURANCE (1.9%)
American Financial Group, Inc.	147,637	5,269,164
Argo Group International Holdings Ltd.	70,254	2,087,949
Stewart Information Services Corp.	152,431	1,528,883

		8,885,996

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Callaway Golf Co.	147,185	915,491

LIFE SCIENCES TOOLS & SERVICES (1.2%)
Bruker Corp. (a)	276,943	5,638,559

MACHINERY (5.9%)
Applied Industrial Technologies, Inc.	112,096	3,991,739
IDEX Corp.	66,523	3,050,080
Kennametal, Inc.	97,152	4,100,786
Lincoln Electric Holdings, Inc.	126,060	4,519,251
Robbins & Myers, Inc.	84,270	4,453,669
Valmont Industries, Inc.	47,264	4,555,777
Westport Innovations, Inc. (a)	103,766	2,492,459

		27,163,761

MARINE (0.9%)
Alexander & Baldwin, Inc.	84,744	4,081,271

METALS & MINING (1.6%)
Carpenter Technology Corp.	81,209	4,684,135
GrafTech International Ltd. (a)	126,421	2,562,554

		7,246,689

NONDEPOSITORY CREDIT INTERMEDIATION (0.7%)
Fifth Street Finance Corp.	285,064	3,306,743

OIL & GAS (2.3%)
Bill Barrett Corp. (a)	56,618	2,624,244
Swift Energy Co. (a)	120,062	4,474,711
World Fuel Services Corp.	105,890	3,804,628

		10,903,583

PHARMACEUTICAL AND MEDICINE MANUFACTURING (0.4%)
Nektar Therapeutics (a)	250,531	1,821,360

REAL ESTATE (5.3%)
Alexandria Real Estate Equities, Inc.	58,420	4,522,876
Corporate Office Properties Trust	113,551	3,532,572
Mid-America Apartment Communities, Inc.	122,765	8,282,954
Potlatch Corp.	93,953	3,313,722
Redwood Trust, Inc.	303,615	4,590,659

		24,242,783

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT (2.5%)
Cypress Semiconductor Corp. (a)	162,292	3,430,853
Semtech Corp. (a)	162,799	4,450,925
Skyworks Solutions, Inc. (a)	146,370	3,363,582

		11,245,360

SEMICONDUCTOR AND OTHER ELECTRONIC COMPONENT MANUFACTURING (2.7%)
Cavium, Inc. (a)	51,733	2,255,042
Celestica, Inc. (a)	501,254	4,390,985
Hittite Microwave Corp. (a)	18,544	1,148,059
International Rectifier Corp. (a)	75,524	2,112,406
Omnivision Technologies, Inc. (a)	70,570	2,456,542

		12,363,034

P / 16

	Number of
	Shares	Value

SOFTWARE (4.2%)
Informatica Corp. (a)	78,111	$4,564,026
Jack Henry & Associates, Inc.	103,565	3,107,986
Parametric Technology Corp. (a)	199,212	4,567,931
Progress Software Corp. (a)	166,943	4,028,334
SolarWinds, Inc. (a)	67,830	1,773,076
SuccessFactors, Inc. (a)	35,310	1,038,114

		19,079,467

SPECIALTY STORES (1.7%)
Tractor Supply Co.	117,868	7,883,012

TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Wolverine World Wide, Inc.	120,092	5,013,841

THRIFTS & MORTGAGE FINANCE (0.7%)
Provident Financial Services, Inc.	231,304	3,312,273

TOTAL COMMON STOCKS

(Cost $332,833,999)		$452,457,239

MONEY MARKET (1.4%)
STIT - Liquid Assets Portfolio	$6,209,246	$6,209,246

TOTAL SHORT-TERM INVESTMENTS

(Cost $6,209,246)		$6,209,246

TOTAL INVESTMENTS (100.1%)

(Cost $339,043,245)		$458,666,485

LIABILITIES IN EXCESS OF OTHER ASSETS (−0.1)%		(259,754)

TOTAL NET ASSETS (100.0%)		$458,406,731

(a) Non-Income Producing.

PORTFOLIO DIVERSIFICATION
June 30, 2011

Percentage

Manufacturing	45.2%
Finance and Insurance	13.8%
Retail Trade	6.4%
Mining, Quarrying, and Oil and Gas Extraction	5.7%
Information	5.2%
Professional, Scientific, and Technical Services	4.4%
Real Estate and Rental and Leasing	4.0%
Utilities	3.9%
Wholesale Trade	2.7%
Transportation and Warehousing	2.3%
Management of Companies and Enterprises	1.8%
Health Care and Social Assistance	1.2%
Accommodation and Food Services	0.8%
Educational Services	0.7%
Construction	0.5%

TOTAL COMMON STOCKS	98.7%
TOTAL SHORT-TERM INVESTMENTS	1.4%

TOTAL INVESTMENTS	100.1%
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)%

TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 17

SCHEDULE OF INVESTMENTS
IronBridge SMID Cap Fund

June 30, 2011

COMMON STOCKS (89.8%)

	Number of
	Shares	Value

AEROSPACE & DEFENSE (1.3%)
Esterline Technologies Corp. (a)	131,548	$10,050,267

AUTO COMPONENTS (1.2%)
BorgWarner, Inc. (a)	49,380	3,989,410
Cooper Tire & Rubber Co.	280,789	5,556,815

		9,546,225

BIOTECHNOLOGY (3.8%)
Alexion Pharmaceuticals, Inc. (a)	166,090	7,811,213
Cepheid, Inc. (a)	166,397	5,763,992
Luminex Corp. (a)	192,570	4,024,713
United Therapeutics Corp. (a)	106,018	5,841,592
Watson Pharmaceuticals, Inc. (a)	108,168	7,434,387

		30,875,897

CAPITAL MARKETS (1.5%)
Jefferies Group, Inc.	237,311	4,841,144
Waddell & Reed Financial, Inc.	186,459	6,777,785

		11,618,929

CHEMICALS (3.9%)
Albemarle Corp.	122,152	8,452,918
Cabot Corp.	213,557	8,514,518
FMC Corp.	86,308	7,424,214
Methanex Corp.	222,938	6,995,795

		31,387,445

COMMERCIAL BANKS (3.7%)
Cullen/Frost Bankers, Inc.	189,178	10,754,769
Fifth Third Bancorp	617,028	7,867,107
IBERIABANK Corp.	61,365	3,537,079
Zions Bancorporation	320,269	7,689,659

		29,848,614

COMMERCIAL SERVICES & SUPPLIES (0.9%)
Apollo Group, Inc. (a)	106,237	4,640,432
Stericycle, Inc. (a)	32,175	2,867,436

		7,507,868

COMMUNICATIONS EQUIPMENT (1.5%)
Acme Packet, Inc. (a)	47,311	3,317,920
Aruba Networks, Inc. (a)	119,267	3,524,340
Riverbed Technology, Inc. (a)	132,670	5,252,405

		12,094,665

CONSTRUCTION & ENGINEERING (2.0%)
Louisiana-Pacific Corp. (a)	963,903	7,846,170
McDermott International, Inc. (a)	390,455	7,734,913

		15,581,083

CONTAINERS & PACKAGING (2.0%)
Crown Holdings, Inc. (a)	228,457	8,868,701
Rock-Tenn Co.	110,671	7,341,914

		16,210,615

DIVERSIFIED CONSUMER SERVICES (0.7%)
Coinstar, Inc. (a)	99,356	5,418,876

DIVERSIFIED FINANCIAL SERVICES (1.7%)
Affiliated Managers Group (a)	70,229	7,124,732
GATX Corp.	186,016	6,904,914

		14,029,646

ELECTRIC UTILITIES (1.4%)
ITC Holdings Corp.	152,563	10,949,446

ELECTRICAL EQUIPMENT (2.5%)
AMETEK, Inc.	168,540	7,567,446
EnerSys (a)	155,460	5,350,933
Regal-Beloit Corp.	99,800	6,663,646

		19,582,025

P / 18

	Number of
	Shares	Value

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.5%)
Amphenol Corp. - Class A	162,956	$8,797,994
Avnet, Inc. (a)	197,135	6,284,664
Trimble Navigation Ltd. (a)	112,992	4,479,003

		19,561,661

ENERGY EQUIPMENT & SERVICES (3.0%)
Helmerich & Payne, Inc.	190,235	12,578,338
Oil States International, Inc. (a)	68,900	5,505,799
Tetra Technologies, Inc. (a)	467,610	5,952,675

		24,036,812

FOOD PRODUCTS (2.5%)
BJ’s Wholesale Club, Inc. (a)	75,334	3,793,067
Corn Products International, Inc.	149,885	8,285,643
The J.M. Smucker Company	101,110	7,728,848

		19,807,558

GAS UTILITIES (3.1%)
New Jersey Resources Corp.	187,179	8,350,055
UGI Corp.	514,613	16,411,009

		24,761,064

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
C.R. Bard, Inc.	55,099	6,053,176
Illumina, Inc. (a)	95,828	7,201,474

		13,254,650

HEALTH CARE PROVIDERS & SERVICES (3.3%)
Cerner Corp. (a)	107,472	6,567,614
Owens & Minor, Inc.	294,388	10,153,442
Universal Healthcare Services, Inc.	189,157	9,747,260

		26,468,316

HOTELS RESTAURANTS & LEISURE (1.4%)
Darden Restaurants, Inc.	150,625	7,495,100
Panera Bread Co. (a)	28,385	3,566,859

		11,061,959

HOUSEHOLD DURABLES (2.4%)
Leggett & Platt, Inc.	198,582	4,841,429
NVR, Inc. (a)	6,831	4,955,754
Tupperware Brands Corp.	135,212	9,120,050

		18,917,233

INDUSTRIAL CONGLOMERATES (1.0%)
Alleghany Corp. (a)	24,058	8,013,960

INSURANCE (2.9%)
American Financial Group, Inc.	226,136	8,070,794
Markel Corp. (a)	21,262	8,436,974
RLI Corp.	108,912	6,743,831

		23,251,599

INTERNET SOFTWARE & SERVICES (0.9%)
Open Text Corp. (a)	111,380	7,130,548

INFORMATION TECHNOLOGY SERVICES (0.1%)
Syntel, Inc.	18,205	1,076,280

LEISURE EQUIPMENT & PRODUCTS (1.0%)
Hasbro, Inc.	188,108	8,263,584

LIFE SCIENCE TOOLS & SERVICES (0.8%)
Life Technologies Corp. (a)	122,821	6,395,289

MACHINERY (5.6%)
Dover Corp.	204,885	13,891,203
Gardner Denver, Inc.	65,266	5,485,607
Joy Global, Inc.	51,725	4,926,289
Kennametal, Inc.	172,499	7,281,183
Nordson Corp.	122,657	6,727,737
Timken Co.	137,120	6,910,848

		45,222,867

The accompanying notes are an integral part of these financial statements.	P / 19

SCHEDULE OF INVESTMENTS
IronBridge SMID Cap Fund

continued

	Number of
	Shares	Value

MARINE (1.1%)
Alexander & Baldwin, Inc.	181,423	$8,737,332

METALS & MINING (3.0%)
Arch Coal, Inc.	107,549	2,867,256
Compass Minerals International, Inc.	102,787	8,846,877
GrafTech International Ltd. (a)	295,135	5,982,387
Reliance Steel & Aluminum Co.	132,812	6,594,116

		24,290,636

MULTI-UTILITIES & UNREGULATED POWER (1.4%)
OGE Energy Corp.	223,399	11,241,438

OIL & GAS (3.8%)
El Paso Corp.	486,052	9,818,250
QEP Resources, Inc.	141,086	5,901,627
Questar Corp.	473,394	8,383,808
Whiting Petroleum Corp. (a)	107,740	6,131,484

		30,235,169

PAPER & FOREST PRODUCTS (2.0%)
Rayonier, Inc.	240,815	15,737,260

PHARMACEUTICAL AND MEDICINE MANUFACTURING (0.7%)
Perrigo Co.	63,400	5,570,958

RAILROADS (1.2%)
Genesee & Wyoming, Inc. (a)	167,062	9,796,516

REAL ESTATE (4.2%)
Corporate Office Properties Trust	167,247	5,203,054
Digital Realty Trust, Inc.	92,389	5,707,792
Essex Property Trust, Inc.	77,540	10,490,387
Federal Realty Investment Trust	113,466	9,665,034
The St. Joe Co. (a)	147,410	3,072,024

		34,138,291

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT (3.5%)
Atmel Corp. (a)	335,275	4,717,319
Cypress Semiconductor Corp. (a)	360,578	7,622,619
FEI Co. (a)	261,514	9,987,220
Skyworks Solutions, Inc. (a)	234,366	5,385,731

		27,712,889

SOFTWARE (4.2%)
Citrix Systems, Inc. (a)	62,510	5,000,800
Informatica Corp. (a)	142,252	8,311,784
Progress Software Corp. (a)	260,698	6,290,643
Red Hat, Inc. (a)	81,820	3,755,538
Rovi Corp. (a)	117,512	6,740,488
TIBCO Software, Inc. (a)	128,530	3,729,941

		33,829,194

SPECIALTY RETAIL (0.7%)
O’Reilly Automotive, Inc. (a)	78,343	5,132,250

TEXTILES, APPAREL & LUXURY GOODS (3.7%)
Lululemon Athletica, Inc. (a)	62,940	7,037,951
Ross Stores, Inc.	78,720	6,307,046
VF Corp.	94,310	10,238,294
Wolverine World Wide, Inc.	142,854	5,964,154

		29,547,445

TOTAL COMMON STOCKS

(Cost $547,393,794)		$717,894,359

P / 20

SHORT-TERM INVESTMENTS (1.9%)

	Principal
	Amount	Value

MONEY MARKET (1.9%)
STIT - Liquid Assets Portfolio	$14,958,398	$14,958,398

TOTAL SHORT-TERM INVESTMENTS

(Cost $14,958,398)		$14,958,398

TOTAL INVESTMENTS (91.7%)

(Cost $562,352,192)		$732,852,757

OTHER ASSETS IN EXCESS OF LIABILITIES (8.3%)		67,235,053

TOTAL NET ASSETS (100.0%)		$800,087,810

(a) Non-Income Producing.

PORTFOLIO DIVERSIFICATION
June 30, 2011

Percentage

Manufacturing	41.3%
Finance and Insurance	11.2%
Mining, Quarrying, and Oil and Gas Extraction	5.7%
Professional, Scientific, and Technical Services	4.9%
Utilities	4.8%
Information	3.6%
Real Estate and Rental and Leasing	3.5%
Transportation and Warehousing	3.4%
Retail Trade	3.2%
Materials	2.0%
Wholesale Trade	1.6%
Accommodation and Food Services	1.4%
Health Care and Social Assistance	1.2%
Construction	1.0%
Educational Services	0.6%
Administrative and Support and Waste Management and Remediation Services	0.4%

TOTAL COMMON STOCKS	89.8%
TOTAL SHORT-TERM INVESTMENTS	1.9%

TOTAL INVESTMENTS	91.7%

OTHER ASSETS IN EXCESS OF LIABILITIES	8.3%

TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 21

SCHEDULE OF INVESTMENTS
IronBridge Global Fund

June 30, 2011

COMMON STOCKS (98.3%)

	Number of
	Shares	Value

CANADA (8.2%)
Barrick Gold Corp.	3,563	$161,368
Brookfield Asset Management, Inc.	13,937	462,291
GlaxoSmithKline PLC	13,970	299,099
Lululemon Athletica, Inc. (a)	1,590	177,794
Potash Corp. Saskatchewan, Inc.	3,110	177,239
TD Bank Financial Group	2,738	232,167

		1,509,958

FINLAND (3.0%)
Fortum Oyj	8,350	241,813
Sampo Oyj	9,751	314,909

		556,722

FRANCE (3.9%)
Publicis Groupe SA	4,840	269,872
Schneider Electric SA	2,708	452,393

		722,265

GERMANY (5.8%)
BASF SE	5,040	493,855
Bayer AG	7,049	566,717

		1,060,572

HONG KONG (1.3%)
Hang Lung Properties Ltd.	60,100	246,371

IRELAND (1.0%)
Shire PLC	6,040	188,547

JAPAN (9.5%)
Bridgestone Corp.	11,000	252,229
Canon, Inc.	7,620	360,620
Hitachi Ltd.	63,500	373,082
Honda Motor Co. Ltd.	6,600	252,912
Mitsui Sumitomo Insurance Group	6,160	143,543
Seven & I Holdings Co. Ltd.	13,400	359,025

		1,741,411

NETHERLANDS (1.4%)
KONINKLIJKE KPN N.V.	18,240	265,302

SOUTH AFRICA (1.7%)
Barloworld Ltd.	11,563	303,992

SPAIN (0.7%)
Banco Santander SA	11,145	128,698

SWEDEN (2.3%)
Svenska Handelsbanken AB	13,577	418,781

SWITZERLAND (4.5%)
Lonza Group AG	1,405	109,960
Nestle SA	11,562	718,543

		828,503

UNITED KINGDOM (3.6%)
ARM Holdings PLC	4,520	128,504
BHP Billiton PLC	13,412	527,809

		656,313

UNITED STATES (51.4%)
Altera Corp.	2,860	132,561
Amazon.com, Inc. (a)	1,482	303,054
Becton, Dickinson & Co.	5,099	439,381
Chubb Corp.	4,420	276,736
Citrix Systems, Inc. (a)	2,380	190,400
Cognizant Technology Solutions Corp., Class A (a)	4,120	302,161
Costco Wholesale Corp.	7,560	614,174
Exxon Mobil Corp.	7,754	631,021
Helmerich & Payne, Inc.	2,860	189,103
Johnson & Johnson	5,182	344,707
The J.M Smucker Company	4,030	308,053
JPMorgan Chase & Co.	11,236	460,001
National Oilwell Varco, Inc.	6,108	477,707

P / 22

	Number of
	Shares	Value

NetApp, Inc. (a)	3,550	$187,369
Occidental Petroleum Corp.	6,970	725,159
OGE Energy Corp.	3,540	178,133
Oracle Corp.	13,966	459,621
Parker Hannifin Corp.	4,580	411,009
Precision Castparts Corp.	2,410	396,807
Qualcomm, Inc.	4,670	265,209
Ross Stores, Inc.	5,581	447,150
Rovi Corp. (a)	4,040	231,734
Stericycle, Inc. (a)	4,095	364,946
Union Pacific Corp.	5,133	535,885
WellPoint, Inc.	3,730	293,812
Wells Fargo & Co.	10,142	284,585

		9,450,478

TOTAL COMMON STOCKS

(Cost $15,044,814)		$18,077,913

SHORT-TERM INVESTMENTS (1.8%)

	Principal
	Amount	Value

MONEY MARKET (1.8%)
STIT - Liquid Assets Portfolio	$336,729	$336,729

TOTAL SHORT-TERM INVESTMENTS

(Cost $336,729)		$336,729

TOTAL INVESTMENTS (100.1%)

(Cost $15,381,543)		$18,414,642

LIABILITIES IN EXCESS OF OTHER ASSETS (−0.1)%		(21,848)

TOTAL NET ASSETS 100.0%		$18,392,794

(a) Non-Income Producing.

PORTFOLIO DIVERSIFICATION
June 30, 2011

Percentage

Financials	17.8%
Information Technology	14.3%
Healthcare	12.2%
Industrials	11.7%
Energy	11.0%
Consumer Staples	10.9%
Consumer Discretionary	9.3%
Materials	7.4%
Utilities	2.3%
Telecommunication Services	1.4%

TOTAL COMMON STOCKS	98.3%
TOTAL SHORT-TERM INVESTMENTS	1.8%

TOTAL INVESTMENTS	100.1%
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.1)%

TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P /23

SCHEDULE OF INVESTMENTS
IronBridge Skyline Fund

June 30, 2011

COMMON STOCKS (96.7%)

	Number of
	Shares	Value

AEROSPACE & DEFENSE (1.3%)
Esterline Technologies Corp. (a)	10,794	$824,662

AUTO COMPONENTS (1.3%)
BorgWarner, Inc. (a)	4,270	344,973
Cooper Tire & Rubber Co.	24,037	475,693

		820,666

BIOTECHNOLOGY (4.3%)
Alexion Pharmaceuticals, Inc. (a)	14,252	670,272
Cepheid, Inc. (a)	14,248	493,551
Luminex Corp. (a)	19,813	414,092
United Therapeutics Corp. (a)	9,235	508,849
Watson Pharmaceuticals, Inc. (a)	9,346	642,350

		2,729,114

CAPITAL MARKETS (1.6%)
Jefferies Group, Inc.	20,386	415,874
Waddell & Reed Financial, Inc.	15,989	581,201

		997,075

CHEMICALS (4.2%)
Albemarle Corp.	10,677	738,848
Cabot Corp.	18,547	739,470
FMC Corp.	7,515	646,440
Methanex Corp.	18,724	587,559

		2,712,317

COMMERCIAL BANKS (4.0%)
Cullen/Frost Bankers, Inc.	16,724	950,759
Fifth Third Bancorp	53,367	680,429
IBERIABANK Corp.	5,220	300,881
Zions Bancorporation	27,511	660,539

		2,592,608

COMMERCIAL SERVICES & SUPPLIES (1.0%)
Apollo Group, Inc. (a)	9,218	402,642
Stericycle, Inc. (a)	2,740	244,189

		646,831

COMMUNICATIONS EQUIPMENT (1.6%)
Acme Packet, Inc. (a)	4,065	285,078
Aruba Networks, Inc. (a)	10,067	297,480
Riverbed Technology, Inc. (a)	11,400	451,326

		1,033,884

CONSTRUCTION & ENGINEERING (2.1%)
Louisiana-Pacific Corp. (a)	82,795	673,951
McDermott International, Inc. (a)	33,530	664,229

		1,338,180

CONTAINERS & PACKAGING (2.2%)
Crown Holdings, Inc. (a)	19,461	755,476
Rock-Tenn Co.	9,427	625,387

		1,380,863

DIVERSIFIED CONSUMER SERVICES (0.7%)
Coinstar, Inc. (a)	8,553	466,481

DIVERSIFIED FINANCIAL SERVICES (2.0%)
Affiliated Managers Group, Inc. (a)	6,000	608,700
GATX Corp.	17,593	653,052

		1,261,752

ELECTRIC UTILITIES (1.5%)
ITC Holdings Corp.	13,137	942,842

ELECTRICAL EQUIPMENT (2.6%)
AMETEK, Inc.	14,461	649,299
EnerSys (a)	13,275	456,926
Regal-Beloit Corp.	8,447	564,006

		1,670,231

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.6%)
Amphenol Corp. - Class A	14,113	761,961
Avnet, Inc. (a)	16,944	540,175

P / 24

	Number of
	Shares	Value

Trimble Navigation Ltd. (a)	9,627	$381,614

		1,683,750

ENERGY EQUIPMENT & SERVICES (3.2%)
Helmerich & Payne, Inc.	16,405	1,084,699
Oil States International, Inc. (a)	5,950	475,465
Tetra Technologies, Inc. (a)	40,712	518,263

		2,078,427

FOOD PRODUCTS (2.7%)
BJ’s Wholesale Club, Inc. (a)	6,432	323,851
Corn Products International, Inc.	12,891	712,614
The J.M. Smucker Company	8,640	660,442

		1,696,907

GAS UTILITIES (3.4%)
New Jersey Resources Corp.	16,545	738,072
UGI Corp.	44,102	1,406,414

		2,144,486

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
C.R. Bard, Inc.	4,992	548,421
Illumina, Inc. (a)	8,208	616,831

		1,165,252

HEALTH CARE PROVIDERS & SERVICES (3.6%)
Cerner Corp. (a)	9,104	556,345
Owens & Minor, Inc.	25,834	891,015
Universal Healthcare Services, Inc.	16,472	848,802

		2,296,162

HOTELS RESTAURANTS & LEISURE (1.5%)
Darden Restaurants, Inc.	12,871	640,461
Panera Bread Co. (a)	2,430	305,354

		945,815

HOUSEHOLD DURABLES (2.5%)
Leggett & Platt, Inc.	17,269	421,018
NVR, Inc. (a)	575	417,151
Tupperware Brands Corp.	11,605	782,757

		1,620,926

INDUSTRIAL CONGLOMERATES (1.0%)
Alleghany Corp. (a)	2,002	666,886

INSURANCE (3.1%)
American Financial Group, Inc.	18,431	657,802
Markel Corp. (a)	1,852	734,892
RLI Corp.	9,276	574,370

		1,967,064

INTERNET SOFTWARE & SERVICES (1.0%)
Open Text Corp. (a)	9,570	612,671

INFORMATION TECHNOLOGY SERVICES (0.1%)
Syntel, Inc.	1,540	91,045

LEISURE EQUIPMENT & PRODUCTS (1.1%)
Hasbro, Inc.	16,253	713,994

LIFE SCIENCE TOOLS & SERVICES (0.9%)
Life Technologies Corp. (a)	10,495	546,475

MACHINERY (6.1%)
Dover Corp.	17,649	1,196,603
Gardner Denver, Inc.	5,609	471,436
Joy Global, Inc.	4,490	427,628
Kennametal, Inc.	15,093	637,076
Nordson Corp.	10,486	575,157
Timken Co.	11,715	590,436

		3,898,336

MARINE (1.2%)
Alexander & Baldwin, Inc.	15,506	746,769

METALS & MINING (3.3%)
Arch Coal, Inc.	9,388	250,284
Compass Minerals International, Inc.	8,757	753,715
GrafTech International Ltd. (a)	27,694	561,357

The accompanying notes are an integral part of these financial statements.	P / 25

SCHEDULE OF INVESTMENTS
IronBridge Skyline Fund

continued

	Number of
	Shares	Value

Reliance Steel & Aluminum Co.	11,378	$564,917

		2,130,273

MULTI-UTILITIES & UNREGULATED POWER (1.5%)
OGE Energy Corp.	19,120	962,118

OIL & GAS (4.1%)
El Paso Corp.	42,002	848,441
QEP Resources, Inc.	12,304	514,676
Questar Corp.	40,875	723,896
Whiting Petroleum Corp. (a)	9,210	524,141

		2,611,154

PAPER & FOREST PRODUCTS (2.1%)
Rayonier, Inc.	20,619	1,347,452

PHARMACEUTICAL AND MEDICINE MANUFACTURING (0.7%)
Perrigo Co.	5,420	476,255

RAILROADS (1.3%)
Genesee & Wyoming, Inc. (a)	14,218	833,744

REAL ESTATE (4.6%)
Corporate Office Properties Trust	14,529	451,997
Digital Realty Trust, Inc.	8,091	499,862
Essex Property Trust, Inc.	6,790	918,619
Federal Realty Investment Trust	9,759	831,272
The St. Joe Co. (a)	12,795	266,648

		2,968,398

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT (3.7%)
Atmel Corp. (a)	28,683	403,570
Cypress Semiconductor Corp. (a)	30,990	655,129
FEI Co. (a)	22,301	851,674
Skyworks Solutions, Inc. (a)	19,969	458,888

		2,369,261

SOFTWARE (4.5%)
Citrix Systems, Inc. (a)	5,302	424,160
Informatica Corp. (a)	12,198	712,729
Progress Software Corp. (a)	22,305	538,220
Red Hat, Inc. (a)	7,030	322,677
Rovi Corp. (a)	10,106	579,680
TIBCO Software, Inc. (a)	11,050	320,671

		2,898,137

SPECIALTY RETAIL (0.7%)
O’Reilly Automotive, Inc. (a)	6,740	441,537

TEXTILES, APPAREL & LUXURY GOODS (4.0%)
Lululemon Athletica, Inc. (a)	5,404	604,275
Ross Stores, Inc.	6,700	536,804
VF Corp.	8,338	905,173
Wolverine World Wide, Inc.	12,202	509,434

		2,555,686

TOTAL COMMON STOCKS

(Cost $56,874,855)		$61,886,486

P / 26

SHORT-TERM INVESTMENTS (2.6%)

	Principal
	Amount	Value

MONEY MARKET (2.6%)
STIT — Liquid Assets Portfolio	$1,641,783	$1,641,783

TOTAL SHORT-TERM INVESTMENTS

(Cost $1,641,783)		$1,641,783

TOTAL INVESTMENTS (99.3%)

(Cost $58,516,638)		$63,528,269

OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)		450,610

TOTAL NET ASSETS (100.0%)		$63,978,879

(a) Non-Income Producing.

PORTFOLIO DIVERSIFICATION
June 30, 2011

Percentage

Manufacturing	44.4%
Finance and Insurance	12.0%
Mining, Quarrying, and Oil and Gas Extraction	6.2%
Real Estate and Rental and Leasing	6.1%
Professional, Scientific, and Technical Services	5.4%
Utilities	5.2%
Information	3.9%
Transportation and Warehousing	3.6%
Retail Trade	3.4%
Wholesale Trade	1.7%
Accommodation and Food Services	1.5%
Health Care and Social Assistance	1.3%
Construction	1.1%
Educational Services	0.6%
Administrative and Support and Waste Management and Remediation Services	0.4%

TOTAL COMMON STOCKS	96.7%
TOTAL SHORT-TERM INVESTMENTS	2.6%

TOTAL INVESTMENTS	99.3%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.7%

TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 27

SCHEDULE OF INVESTMENTS
IronBridge Horizon Fund

June 30, 2011

COMMON STOCKS 98.3%

	Number of
	Shares	Value

AEROSPACE & DEFENSE (4.3%)
Esterline Technologies Corp. (a)	21,192	$1,619,069
Moog, Inc. — Class A (a)	25,625	1,115,200
Orbital Sciences Corp. (a)	47,054	792,860
Triumph Group, Inc.	9,950	990,821

		4,517,950

APPAREL RETAIL (3.6%)
Deckers Outdoor Corp. (a)	23,473	2,068,911
The Buckle, Inc.	17,616	752,203
Under Armour, Inc. (a)	12,253	947,279

		3,768,393

AUTO PARTS & EQUIPMENT (0.6%)
Modine Manufacturing Co. (a)	38,854	597,186

BIOTECHNOLOGY (1.4%)
Cepheid, Inc. (a)	25,708	890,525
Luminex Corp. (a)	28,390	593,351

		1,483,876

BUILDING PRODUCTS (1.2%)
A.O. Smith Corp.	18,766	793,802
Universal Forest Products, Inc.	18,426	441,487

		1,235,289

CAPITAL MARKETS (3.3%)
Jefferies Group, Inc.	44,059	898,804
Knight Capital Group, Inc. — Class A (a)	49,468	545,137
Stifel Financial Corp. (a)	34,086	1,222,324
Waddell & Reed Financial, Inc.	20,484	744,593

		3,410,858

CHEMICALS (5.4%)
Arch Chemicals, Inc.	15,672	539,744
Cabot Corp.	25,588	1,020,194
FMC Corp.	12,564	1,080,755
Methanex Corp.	33,831	1,061,617
Minerals Technologies, Inc.	9,456	626,838
NewMarket Corp.	7,511	1,282,202

		5,611,350

COMMERCIAL BANKS (5.2%)
Columbia Banking System, Inc.	40,424	696,101
Cullen/Frost Bankers, Inc.	26,481	1,505,446
First Midwest Bancorp, Inc.	43,766	537,884
IBERIABANK Corp.	19,444	1,120,752
National Penn Bancshares, Inc.	110,873	879,223
TCF Financial Corp.	49,344	680,947

		5,420,353

COMMERCIAL SERVICES & SUPPLIES (2.9%)
Coinstar, Inc. (a)	16,775	914,909
Herman Miller, Inc.	21,443	583,678
K12, Inc. (a)	20,987	695,509
LeapFrog Enterprises, Inc. (a)	107,784	454,848
PICO Holdings, Inc. (a)	11,655	337,995

		2,986,939

COMMUNICATIONS EQUIPMENT (3.1%)
Ancestry.com, Inc. (a)	13,020	538,898
Aruba Networks, Inc. (a)	19,088	564,050
Polycom, Inc. (a)	21,006	1,350,686
Riverbed Technology, Inc. (a)	19,856	786,099

		3,239,733

COMPUTER SYSTEMS DESIGN AND RELATED SERVICES (1.4%)
SYNNEX Corp. (a)	24,782	785,590
Syntel, Inc.	11,760	695,251

		1,480,841

CONSTRUCTION & ENGINEERING (1.2%)
Insituform Technologies, Inc. (a)	32,559	682,762

P / 28

	Number of
	Shares	Value

MasTec, Inc. (a)	24,928	$491,580

		1,174,342

DIVERSIFED FINANCIAL SERVICES (0.5%)
GATX Corp.	13,488	500,675

ELECTRIC UTILITIES (1.6%)
Black Hills Corp.	37,042	1,114,594
ITC Holdings Corp.	8,410	603,586

		1,718,180

ELECTRICAL EQUIPMENT (2.3%)
EnerSys (a)	20,480	704,922
Thomas & Betts Corp. (a)	31,514	1,697,029

		2,401,951

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.1%)
Littelfuse, Inc.	17,417	1,022,726
National Instruments Corp.	25,489	756,768
ScanSource, Inc. (a)	25,743	964,847
Trimble Navigation Ltd. (a)	12,681	502,675

		3,247,016

ENERGY EQUIPMENT & SERVICES (3.5%)
Atwood Oceanics, Inc. (a)	25,635	1,131,273
Superior Energy Services, Inc. (a)	29,716	1,103,652
Unit Corp. (a)	24,078	1,467,073

		3,701,998

FOOD PRODUCTS (1.7%)
BJ’s Wholesale Club, Inc. (a)	15,539	782,389
Corn Products International, Inc.	19,541	1,080,226

		1,862,615

GAS UTILITIES (3.6%)
AGL Resources, Inc.	23,309	948,909
Southern Union Co.	37,200	1,493,580
UGI Corp.	41,588	1,326,241

		3,768,730

GENERAL MERCHANDISE (0.6%)
Fred’s, Inc. — Class A	40,436	583,491

HEALTH CARE EQUIPMENT & SUPPLIES (4.0%)
Gen-Probe, Inc. (a)	9,631	665,984
Hill-Rom Holdings, Inc.	19,204	884,152
IDEXX Laboratories, Inc. (a)	8,989	697,187
Neogen Corp. (a)	11,308	511,235
Sirona Dental Systems, Inc. (a)	13,943	740,373
ZOLL Medical Corp. (a)	11,765	666,605

		4,165,536

HEALTH CARE PROVIDERS & SERVICES (4.6%)
HMS Holdings Corp. (a)	7,640	587,287
LifePoint Hospitals, Inc. (a)	32,886	1,285,185
MWI Veterinary Supply, Inc. (a)	11,263	909,713
Owens & Minor, Inc.	57,219	1,973,484

		4,755,669

HEALTH CARE TECHNOLOGY (0.6%)
athenahealth, Inc. (a)	14,020	576,222

HOTELS, RESTAURANTS & LEISURE (0.8%)
Biglari Holdings, Inc. (a)	788	308,147
Buffalo Wild Wings, Inc. (a)	8,240	546,395

		854,542

HOUSEHOLD DURABLES (2.9%)
AptarGroup, Inc.	21,320	1,115,888
Snap-On, Inc.	13,160	822,237
Tupperware Brands Corp.	15,633	1,054,446

		2,992,571

The accompanying notes are an integral part of these financial statements.	P / 29

SCHEDULE OF INVESTMENTS
IronBridge Horizon Fund

continued

	Number of
	Shares	Value

INDUSTRIAL CONGLOMERATES (1.9%)
Alleghany Corp. (a)	6,086	$2,027,307

INSURANCE (2.0%)
American Financial Group, Inc.	34,607	1,235,123
Argo Group International Holdings Ltd.	13,980	415,486
Stewart Information Services Corp.	43,050	431,792

		2,082,401

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Callaway Golf Co.	32,836	204,240

LIFE SCIENCES TOOLS & SERVICES (1.2%)
Bruker Corp. (a)	61,412	1,250,348

MACHINERY (5.7%)
Applied Industrial Technologies, Inc.	23,913	851,542
IDEX Corp.	13,783	631,951
Kennametal, Inc.	20,482	864,545
Lincoln Electric Holdings, Inc.	28,496	1,021,582
Robbins & Myers, Inc.	19,640	1,037,974
Valmont Industries, Inc.	10,685	1,029,927
Westport Innovations, Inc. (a)	22,717	545,662

		5,983,183

MARINE (1.0%)
Alexander & Baldwin, Inc.	22,060	1,062,410

METALS & MINING (1.6%)
Carpenter Technology Corp.	19,219	1,108,552
GrafTech International Ltd. (a)	28,387	575,404

		1,683,956

NONDEPOSITORY CREDIT INTERMEDIATION (0.7%)
Fifth Street Finance Corp.	64,452	747,643

OIL & GAS (2.4%)
Bill Barrett Corp. (a)	12,867	596,385
Swift Energy Co. (a)	28,059	1,045,759
World Fuel Services Corp.	22,906	823,013

		2,465,157

PHARMACEUTICAL AND MEDICINE MANUFACTURING (0.4%)
Nektar Therapeutics (a)	54,833	398,636

REAL ESTATE (5.2%)
Alexandria Real Estate Equities, Inc.	13,205	1,022,331
Corporate Office Properties Trust	25,678	798,843
Mid-America Apartment Communities, Inc.	27,753	1,872,494
Potlatch Corp.	20,366	718,309
Redwood Trust, Inc.	68,641	1,037,852

		5,449,829

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT (2.4%)
Cypress Semiconductor Corp. (a)	37,073	783,723
Semtech Corp. (a)	37,007	1,011,772
Skyworks Solutions, Inc. (a)	33,094	760,500

		2,555,995

SEMICONDUCTOR AND OTHER ELECTRONIC COMPONENT MANUFACTURING (2.7%)
Cavium, Inc. (a)	11,692	509,654
Celestica, Inc. (a)	113,743	996,389
Hittite Microwave Corp. (a)	4,080	252,593
International Rectifier Corp. (a)	16,484	461,057

P / 30

	Number of
	Shares	Value

Omnivision Technologies, Inc. (a)	17,150	$596,992

		2,816,685

SOFTWARE (4.0%)
Informatica Corp. (a)	17,103	999,328
Jack Henry & Associates, Inc.	23,838	715,378
Parametric Technology Corp. (a)	43,502	997,501
Progress Software Corp. (a)	36,978	892,279
SolarWinds, Inc. (a)	14,720	384,781
SuccessFactors, Inc. (a)	7,620	224,028

		4,213,295

SPECIALTY STORES (1.7%)
Tractor Supply Co.	26,472	1,770,447

TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Wolverine World Wide, Inc.	27,303	1,139,900

THRIFTS & MORTGAGE FINANCE (0.7%)
Provident Financial Services, Inc.	54,208	776,259

Total Common Stocks

(Cost $95,038,694)		$102,683,997

SHORT-TERM INVESTMENTS (1.7%)

	Principal
	Amount	Value

MONEY MARKET (1.7%)
STIT — Liquid Assets Portfolio	$1,739,555	$1,739,555

TOTAL SHORT-TERM INVESTMENTS

(Cost $1,739,555)		$1,739,555

TOTAL INVESTMENTS (100.0%)

(Cost $96,778,249)		$104,423,552

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)		(30,751)

TOTAL NET ASSETS (100.0%)		$104,392,801

(a) Non-Income Producing.

The accompanying notes are an integral part of these financial statements.	P / 31

SCHEDULE OF INVESTMENTS
IronBridge Horizon Fund

continued

PORTFOLIO DIVERSIFICATION
June 30, 2011

Percentage

Manufacturing	44.9%
Finance and Insurance	14.0%
Retail Trade	6.4%
Mining, Quarrying, and Oil and Gas Extraction	5.7%
Information	5.0%
Professional, Scientific, and Technical Services	4.3%
Real Estate and Rental and Leasing	4.0%
Utilities	3.9%
Wholesale Trade	2.6%
Transportation and Warehousing	2.4%
Management of Companies and Enterprises	1.8%
Health Care and Social Assistance	1.2%
Accommodation and Food Services	0.8%
Educational Services	0.7%
Construction	0.4%

TOTAL COMMON STOCKS	98.3%
TOTAL SHORT-TERM INVESTMENTS	1.7%

TOTAL INVESTMENTS	100.0%
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0%

TOTAL NET ASSETS	100.0%

P / 32

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Statements of Assets and Liabilities

IronBridge Funds, Inc.
  June 30, 2011

	SMALL CAP	SMID CAP
	FUND	FUND

ASSETS:
Investments at cost	$339,043,245	$562,352,192

Foreign currency at cost	$—	$—

Investments at value	$458,666,485	$732,852,757
Foreign currency at value	—	—
Cash	21,628	32,644
Interest and dividends receivable	398,156	677,836
Receivable for Fund shares sold	137,569	55,563,234
Receivable for investments sold	—	20,706,770
Receivable from Adviser	—	—
Prepaid expenses and other assets	35,329	53,146

Total assets	459,259,167	809,886,387

LIABILITIES:
Payable for investments purchased	50,399	8,809,309
Payable for Fund shares redeemed	338,035	356,473
Accrued investment advisory fee	363,224	512,503
Accrued expenses	100,778	120,292

Total liabilities	852,436	9,798,577

Net Assets	$458,406,731	$800,087,810

NET ASSETS CONSIST OF:
Paid in capital	$338,866,368	$617,220,520
Undistributed net investment income	—	2,090,685
Accumulated net realized gain (loss)	(82,877)	10,276,040
Unrealized appreciation on:
Investments	119,623,240	170,500,565
Foreign currency	—	—

Net Assets	$458,406,731	$800,087,810

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	50,000,000	75,000,000
Issued and outstanding	24,487,681	60,451,221
Net Asset Value, Redemption Price and Offering Price Per Share	$18.72	$13.24

P / 34

GLOBAL	SKYLINE	HORIZON
FUND	FUND	FUND

$15,381,543	$58,516,638	$96,778,249

$3,916	$—	$—

$18,414,642	$63,528,269	$104,423,552
3,777	—	—
3,641	2,706	4,889
86,892	57,988	89,969
—	—	—
9,393,730	1,229,715	—
5,787	—	—
5,521	3,597	4,628

27,913,990	64,822,275	104,523,038

139,513	749,384	—
9,309,214	—	—
—	43,786	80,197
72,469	50,226	50,040

9,521,196	843,396	130,237

$18,392,794	$63,978,879	$104,392,801

$9,990,574	$44,555,575	$77,840,582
244,538	11,919	—
5,112,813	14,399,754	18,906,916

3,033,099	5,011,631	7,645,303
11,770	—	—

$18,392,794	$63,978,879	$104,392,801

50,000,000	50,000,000	50,000,000
1,533,765	5,860,208	9,632,988

$11.99	$10.92	$10.84

The accompanying notes are an integral part of these financial statements.	P /35

Statements of Operations

IronBridge Funds, Inc.
  For the Year Ended June 30, 2011

	SMALL CAP	SMID CAP
	FUND	FUND

INVESTMENT INCOME:
Dividend income(1)	$4,810,601	$8,208,265
Interest income	11,104	19,189

Total investment income	4,821,705	8,227,454

EXPENSES:
Investment advisory fees	4,454,260	5,634,318
Fund administration and accounting fees	117,650	145,646
Shareholder servicing fees	36,242	49,497
Audit fees	34,547	33,401
Legal fees	33,609	34,403
Custody fees	29,002	58,531
Federal and state registration fees	27,299	31,568
Directors’ fees and related expenses	22,224	22,297
Reports to shareholders	18,751	24,955
Other	37,110	52,154

Total expenses before waiver and reimbursement	4,810,694	6,086,770
Waiver and reimbursement of expenses by Adviser	—	—

Net expenses	4,810,694	6,086,770

Net Investment Income	11,011	2,140,684

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	32,828,717	58,201,772
Foreign currency transactions	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	101,756,625	146,175,375
Foreign currency transactions	—	—

Net Realized and Unrealized Gain on Investments	134,585,342	204,377,147

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$134,596,353	$206,517,831

(1) Net of foreign taxes withheld of $13,766, $20,948, $57,924, $1,389 and $2,371, respectively.

(2) Commenced operations on December 10, 2010.

P / 36

GLOBAL	SKYLINE(2)	HORIZON(2)
FUND	FUND	FUND

$762,699	$485,767	$593,413
547	881	1,366

763,246	486,648	594,779

335,169	313,564	566,507
60,367	34,803	36,975
7,484	7,353	7,630
36,303	26,000	25,925
25,114	17,582	17,500
31,178	7,958	7,668
6,532	5,067	4,429
22,259	9,157	8,457
8,006	5,238	5,391
10,162	2,096	2,771

542,574	428,818	683,253
(148,257)	(80,414)	(60,092)

394,317	348,404	623,161

368,929	138,244	(28,382)

4,600,173	378,806	791,580
(8,844)	—	—
6,907,328	5,011,631	7,645,303
12,840	—	—

11,511,497	5,390,437	8,436,883

$11,880,426	$5,528,681	$8,408,501

The accompanying notes are an integral part of these financial statements.	P /37

Statements of Changes in Net Assets

IronBridge Funds, Inc.

	SMALL CAP FUND		SMID CAP FUND

	Year ended	Year ended	Year ended	Year ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010

Operations:
Net investment income	$11,011	$691,669	$2,140,684	$1,441,942
Net realized gain (loss) on:
Investments	32,828,717	17,903,367	58,201,772	836,101
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	101,756,625	32,545,807	146,175,375	41,778,510
Foreign currency transactions	—	—	—	—

Net increase in net assets resulting from operations	134,596,353	51,140,843	206,517,831	44,056,553

Distributions paid from:
Net investment income	(565,859)	(1,187,053)	(1,499,566)	(1,315,023)

Net decrease in net assets resulting from distributions	(565,859)	(1,187,053)	(1,499,566)	(1,315,023)

Capital share transactions:
Shares sold	30,656,690	76,401,484	196,799,893	242,121,127
Shares issued to holders in reinvestment of distributions	539,109	1,116,870	1,390,732	1,153,134
Shares redeemed	(81,448,267)	(49,304,620)	(121,508,360)	(75,612,671)
Redemption fees	16,489	—	11,081	—

Net increase (decrease) in net assets resulting from capital share transactions	(50,235,979)	28,213,734	76,693,346	167,661,590

Total Increase (Decrease) in Net Assets	83,794,515	78,167,524	281,711,611	210,403,120

NET ASSETS:
Beginning of Period	374,612,216	296,444,692	518,376,199	307,973,079

End of Period	$458,406,731	$374,612,216	$800,087,810	$518,376,199

Undistributed net investment income	$—	$515,859	$2,090,685	$1,449,567

Transactions in shares:
Shares sold	1,807,783	5,508,155	15,848,945	24,708,177
Shares issued to holders in reinvestment of distributions	31,162	80,991	114,746	120,874
Shares redeemed	(4,626,081)	(3,426,203)	(9,951,717)	(7,784,307)

Net increase (decrease) in shares outstanding	(2,787,136)	2,162,943	6,011,974	17,044,744

(1) Commencement of operations

P / 38

GLOBAL FUND		SKYLINE FUND	HORIZON FUND

	Period	Period	Period
	September 18, 2009(1)	December 10, 2010(1)	December 10, 2010(1)
Year Ended	through	through	through
June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2011

$368,929	$402,280	$138,244	$(28,382)

4,600,173	(374,892)	378,806	791,580
(8,844)	(12,404)	—	—

6,907,328	(3,874,229)	5,011,631	7,645,303
12,840	(1,070)	—	—

11,880,426	(3,860,315)	5,528,681	8,408,501

(460,045)	(45,378)	(126,325)	(50,718)

(460,045)	(45,378)	(126,325)	(50,718)

487,489	45,459,527	67,946,652	100,829,202

317,322	33,135	96,634	50,718
(34,596,822)	(822,545)	(9,466,763)	(4,844,902)
—	—	—	—

(33,792,011)	44,670,117	58,576,523	96,035,018

(22,371,630)	40,764,424	63,978,879	104,392,801

40,764,424	—	—	—

$18,392,794	$40,764,424	$63,978,879	$104,392,801

$244,538	$344,498	$11,919	$—

44,994	4,543,097	6,783,103	10,082,920
28,357	3,347	9,568	5,002
(3,006,429)	(79,601)	(932,463)	(454,934)

(2,933,078)	4,466,843	5,860,208	9,632,988

The accompanying notes are an integral part of these financial statements.	P /39

Financial Highlights

IronBridge Funds, Inc.
  For a capital share outstanding throughout the period

IRONBRIDGE SMALL CAP FUND

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2011		2010(1)(2)	2009(2)	2008(2)	2007(2)

Net Asset Value, Beginning of Period	$13.73		$11.80	$17.03	$20.35	$18.25
Income (loss) from investment operations:
Net investment income	0.00	(4)	0.04 (3)	0.05	0.02	—
Net realized and unrealized gain (loss) on investments	5.01		1.93	(4.53)	(1.16)	3.82

Total Income (Loss) from Investment Operations	5.01		1.97	(4.48)	(1.14)	3.82

Less distributions:
From net investment income	(0.02)		(0.04)	(0.01)	(0.01)	(0.02)
From net realized gain on investments	—		—	(0.74)	(2.17)	(1.70)

Total Distributions	(0.02)		(0.04)	(0.75)	(2.18)	(1.72)

Net Asset Value, End of Period	$18.72		$13.73	$11.80	$17.03	$20.35

Total Return	36.51%		16.72%	(26.00)%	(6.07)%	22.11%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$458,407		$374,612	$296,445	$400,032	$432,403

Ratio of expenses to average net assets
Before waivers and reimbursements	1.08%		1.08%	1.09%	1.07%	1.07%

Net of waivers and reimbursements	1.08%		1.08%	1.09%	1.08%	1.10%

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	—	%(4)	0.27%	0.40%	0.10%	(0.01)%

Net of waivers and reimbursements	—	%(4)	0.27%	0.40%	0.09%	(0.08)%

Portfolio turnover rate	32%		44%	39%	53%	34%

(1)	Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment adviser to the Fund.

(2)	IronBridge Capital Management, L.P. was the sub-adviser to the Fund.

(3)	Per share net investment income has been calculated using the daily average share method.

(4)	Less than one cent per share.

P / 40

IronBridge Funds, Inc.
  For a capital share outstanding throughout the period

IRONBRIDGE SMID CAP FUND

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2011	2010(1)(2)	2009(2)	2008(2)	2007(2)

Net Asset Value, Beginning of Period	$9.52	$8.24	$11.23	$13.36	$11.07
Income (loss) from investment operations:
Net investment income	0.04	0.03 (3)	0.03	0.02	0.01
Net realized and unrealized gain (loss) on investments	3.71	1.28	(2.93)	(0.98)	2.43

Total Income (Loss) from Investment Operations	3.75	1.31	(2.90)	(0.96)	2.44

Less distributions:
From net investment income	(0.03)	(0.03)	(0.01)	(0.02)	— (4)
From net realized gain on investments	—	—	(0.08)	(1.15)	(0.15)

Total Distributions	(0.03)	(0.03)	(0.09)	(1.17)	(0.15)

Net Asset Value, End of Period	$13.24	$9.52	$8.24	$11.23	$13.36

Total Return	39.38%	15.88%	(25.78)%	(7.48)%	22.25%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$800,088	$518,376	$307,973	$233,380	$193,424

Ratio of expenses to average net assets
Before waivers and reimbursements	0.92%	0.93%	0.96%	0.96%	0.98%

Net of waivers and reimbursements	0.92%	0.94%	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.32%	0.43%	0.54%	0.19%	0.08%

Net of waivers and reimbursements	0.32%	0.42%	0.55%	0.20%	0.10%

Portfolio turnover rate	54%	45%	46%	71%	71%

(1)	Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment adviser to the Fund.

(2)	IronBridge Capital Management, L.P. was the sub-adviser to the Fund.

(3)	Per share net investment income has been calculated using the daily average share method.

(4)	Less than one cent per share.

The accompanying notes are an integral part of these financial statements.	P /41

Financial Highlights

IronBridge Funds, Inc.
  For a capital share outstanding throughout the period

IRONBRIDGE GLOBAL FUND

	Year
	Ended	For the Period
	June 30,	Ended
	2011	June 30, 2010(1)

Net Asset Value, Beginning of Period	$9.13	$10.00
Income (loss) from investment operations:
Net investment income	0.21	0.09
Net realized and unrealized gain (loss) on investments	2.77	(0.95)

Total Income (Loss) from Investment Operations	2.98	(0.86)

Less distributions:
From net investment income	(0.12)	(0.01)

Total Distributions	(0.12)	(0.01)

Net Asset Value, End of Period	$11.99	$9.13

Total Return	32.72%	(8.60	%)(2)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$18,393	$40,764

Ratio of expenses to average net assets
Before waivers and reimbursements	1.38%	1.36	%(3)

Net of waivers and reimbursements	1.00%	1.00	%(3)

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.56%	0.86	%(3)

Net of waivers and reimbursements	0.94%	1.22	%(3)

Portfolio turnover rate	53%	41	%(2)

(1)	Commenced operations on September 18, 2009.

(2)	Not Annualized.

(3)	Annualized.

P / 42

IronBridge Funds, Inc.
  For a capital share outstanding throughout the period

IRONBRIDGE SKYLINE FUND

	For the Period
	Ended
	June 30, 2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments	0.91

Total Income from Investment Operations	0.94

Less distributions:
From net investment income	(0.02)

Total Distributions	(0.02)

Net Asset Value, End of Period	$10.92

Total Return	9.41	%(2)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$63,979

Ratio of expenses to average net assets
Before waivers and reimbursements	1.23	%(3)

Net of waivers and reimbursements	1.00	%(3)

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.17	%(3)

Net of waivers and reimbursements	0.40	%(3)

Portfolio turnover rate	27	%(2)

(1)	Commenced operations on December 10, 2010.

(2)	Not Annualized.

(3)	Annualized.

The accompanying notes are an integral part of these financial statements.	P /43

Financial Highlights

IronBridge Funds, Inc.
  For a capital share outstanding throughout the period

IRONBRIDGE HORIZON FUND

	For the Period
	Ended
	June 30, 2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from investment operations:
Net investment income	—	(2)
Net realized and unrealized gain on investments	0.85

Total Income from Investment Operations	0.85

Less distributions:
From net investment income	(0.01)

Total Distributions	(0.01)

Net Asset Value, End of Period	$10.84

Total Return	8.45	%(3)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$104,393

Ratio of expenses to average net assets
Before waivers and reimbursements	1.21	%(4)

Net of waivers and reimbursements	1.10	%(4)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.16	)%(4)

Net of waivers and reimbursements	(0.05	)%(4)

Portfolio turnover rate	18	%(3)

(1)	Commenced operations on December 10, 2010.

(2)	Less than one cent per share.

(3)	Not Annualized.

(4)	Annualized.

P / 44

Notes to Financial Statements

IronBridge Funds
  June 30, 2011

(1) ORGANIZATION
IronBridge Funds, Inc. (the “Company”) was incorporated on February 26, 2010 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.

The Company consists of six series (“Funds”), five of which are currently operational and are included in this report. IronBridge Capital Management, L.P. (“ICM”), serves as the investment adviser to each of the Funds. A summary of the five operational Funds and their respective investment objective is included below:

Fund	Investment Objective

IronBridge Small Cap Fund	Capital appreciation
IronBridge SMID Cap Fund	Capital appreciation
IronBridge Global Fund	Long term capital appreciation
IronBridge Skyline Fund	Capital appreciation
IronBridge Horizon Fund	Capital appreciation

Three of the five Funds merged with predecessor funds with comparable investment objectives on July 23, 2010. ICM served as investment adviser to the predecessor funds for the period from March 1, 2010 to July 23, 2010, and sub-adviser for the period from their respective inception dates to February 28, 2010. A summary of the reorganizations for each of the Funds is included below:

Fund	Predecessor Fund

IronBridge Small Cap Fund	Frontegra IronBridge Small Cap Fund
IronBridge SMID Cap Fund	Frontegra IronBridge SMID Fund
IronBridge Global Fund	IronBridge Global Focus Fund

The mergers were effected via a tax-free reorganization and the net assets of the predecessor funds comprised substantially all of the net assets of the respective IronBridge Fund on the date of the merger. The predecessor funds were deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the predecessor funds for periods prior to the merger date. Shareholders in the respective predecessor funds were issued shares in the respective IronBridge Fund on the date of the merger and the final net asset value of the respective predecessor fund served as the beginning net asset value for the respective IronBridge Fund. Information with respect to net assets and other relevant operating data for the predecessor funds on the merger date is included below:

	Frontegra		IronBridge
	IronBridge	Frontegra	Global
	Small Cap	IronBridge	Focus
	Fund	SMID Fund	Fund

Net assets	$398,452,894	$558,258,183	$43,589,754
Shares outstanding	27,180,821	54,411,654	4,466,951
Net asset value	$14.66	$10.26	$9.76

P / 45

Notes to Financial Statements

IronBridge Funds
  June 30, 2011

	Frontegra		IronBridge
	IronBridge	Frontegra	Global
	Small Cap	IronBridge	Focus
	Fund	SMID Fund	Fund

Investments at fair value	$390,574,089	$546,295,682	$42,862,982
Unrealized appreciation/depreciation	39,101,358	64,581,562	(763,480)
Undistributed net investment income	1,873,284	2,145,654	356,901
Accumulated net realized gain (loss)	(33,579,327)	(47,717,851)	(364,478)
Tax capital loss carryforward	$31,843,802	$39,886,882	$477,401

In addition, three of the five Funds were seeded with an in-kind contribution of securities and assets from other non-registered investment funds (“Legacy Funds”) managed by ICM. These in-kind contributions were a tax-free contribution for U.S. Federal income tax purposes. Investors in the Legacy Funds received capital shares in the respective IronBridge Fund in exchange for the in-kind contributions of securities and other assets. The Legacy Funds subsequently ceased operations shortly thereafter.

Each IronBridge Fund recorded the securities at fair value on the contribution date and reflected the in-kind contributions in capital shares sold in the statement of changes in net assets. Information related to the in-kind contributions is included below:

			Fair Value of
			Net Assets
			on	Capital
		Contribution	Contribution	Shares
Fund	Legacy Fund	Date	Date	Issued

IronBridge Global Fund	CFROI Global Life Cycle Fund, LLC	Sep. 18, 2009	$29,100,861	2,910,086
IronBridge Skyline Fund	IronBridge SMID Cap Fund, LLC	Dec. 10, 2010	66,486,651	6,648,665
IronBridge Horizon Fund	CFROI Small Cap Life Cycle Fund, LLC	Dec. 10, 2010	100,829,202	10,082,920

For tax purposes the Fund’s tax basis in the contributed securities was equal to the non-registered fund tax basis in the contributed securities. Information related to the in-kind contribution on a tax basis are:

		Tax Basis Appreciation
		of Securities on	Contributed Securities
		Contribution	Tax Basis Remaining
Fund	Legacy Fund	Date	at 6/30/11

IronBridge Skyline Fund	IronBridge SMID Cap Fund, LLC	$14,020,948	$7,891,342
IronBridge Horizon Fund	CFROI Small Cap Life Cycle Fund, LLC	18,194,436	14,526,781

(2) SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

P / 46

(A) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the IronBridge Global Fund. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by IronBridge pursuant to guidelines established by the Board of Directors.

On January 21, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157), to require additional disclosures regarding fair measurements. Specifically, the amendment requires reporting entities to disclose i) the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions; ii) transfers between all levels including Level 1 and Level 2 as well as the reason(s) for all transfers; and with respect to Level 3 positions, transfers out separately from transfers in; and iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 roll forward rather than as one net number. Examples of inputs that may be used in valuing Level 2 securities are current yields, current discount rates, credit quality, yields for comparable securities, and trading volume.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirements to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and

P / 47

Notes to Financial Statements

IronBridge Funds
  June 30, 2011

fair value estimates for foreign securities, and changes in benchmark securities indices.

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2011:

IronBridge Small Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$452,457,239	$—	$—	$452,457,239

Total Equity	452,457,239	—	—	452,457,239

Short-Term Investments	6,209,246	—	—	6,209,246

Total Investments in Securities	$458,666,485	$—	$—	$458,666,485

IronBridge SMID Cap Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$717,894,359	$—	$—	$717,894,359

Total Equity	717,894,359	—	—	717,894,359

Short-Term Investments	14,958,398	—	—	14,958,398

Total Investments in Securities	$732,852,757	$—	$—	$732,852,757

IronBridge Global Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks (a)	$18,077,913	$—	$—	$18,077,913

Total Equity	18,077,913	—	—	18,077,913

Short-Term Investments	336,729	—	—	336,729

Total Investments in Securities	$18,414,642	$—	$—	$18,414,642

(a)	Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-US$ denominated securities move from a Level 1 to a Level 2 classification. The amount transferred during the year ended June 30, 2011 was $16,740,374.

IronBridge Skyline Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$61,886,486	$—	$—	$61,886,486

Total Equity	61,886,486	—	—	61,886,486

Short-Term Investments	1,641,783	—	—	1,641,783

Total Investments in Securities	$63,528,269	$—	$—	$63,528,269

P / 48

IronBridge Horizon Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$102,683,997	$—	$—	$102,683,997

Total Equity	102,683,997	—	—	102,683,997

Short-Term Investments	1,739,555	—	—	1,739,555

Total Investments in Securities	$104,423,552	$—	$—	$104,423,552

For the year ended June 30, 2011, there were no significant transfers between Level 1 and Level 2 for the IronBridge Small Cap Fund, IronBridge SMID Cap Fund, IronBridge Horizon Fund and IronBridge Skyline Fund.

(B) Federal Income Taxes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2011, open Federal and state income tax years include the tax years ended June 30, 2008, June 30, 2009 and June 30, 2010. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

(C) Distributions to Shareholders. Dividends from net investment income, if any exist, are generally declared and paid at least annually for the IronBridge Small Cap Fund, IronBridge SMID Cap Fund, IronBridge Global Fund, IronBridge Skyline Fund, and the IronBridge Horizon Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended June 30, 2011 and June 30, 2010 were as follows:

	Year Ended June 30, 2011			Year Ended June 30, 2010
	Ordinary	Long-Term	Total	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions	Income	Capital Gains	Distributions

IronBridge Small Cap	$526,870	$38,989	$565,859	$1,187,053	—	$1,187,053
IronBridge SMID Cap	$1,499,566	—	$1,499,566	$1,315,023	—	$1,315,023
IronBridge Global	$460,045	—	$460,045	$45,378	—	$45,378
IronBridge Skyline	$126,325	—	$126,325	NA	—	—
IronBridge Horizon	$50,718	—	$50,718	NA	—	—

P / 49

Notes to Financial Statements

IronBridge Funds
  June 30, 2011

The IronBridge Small Cap Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2011.

At June 30, 2011 the components of accumulated earnings/losses on a tax basis were as follows:

	IronBridge	IronBridge	IronBridge	IronBridge	IronBridge
	Small Cap	SMID Cap	Global	Skyline	Horizon

Cost of investments	$339,651,626	$566,494,431	$13,943,432	$50,648,018	$82,251,468

Gross unrealized appreciation	129,136,496	172,824,294	4,647,009	14,100,035	25,247,032
Gross unrealized depreciation	(10,121,637)	(6,465,968)	(175,799)	(1,219,784)	(3,074,948)

Net unrealized appreciation/depreciation	119,014,859	166,358,326	4,471,210	12,880,251	22,172,084

Undistributed ordinary income	—	2,090,685	1,439,083	1,827,375	317,064
Undistributed long-term capital gain	525,504	14,418,279	2,480,157	4,715,678	4,063,071

Total distributable earnings	525,504	16,508,964	3,919,240	6,543,053	4,380,135

Other accumulated losses	—	—	11,770	—	—

Total accumulated earnings/(losses)	$119,540,363	$182,867,290	$8,402,220	$19,423,304	$26,552,219

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind.

During the year ended June 30, 2011 the Funds utilized the following amounts of capital loss carryforwards:

Capital Loss
Carryover Utilized

IronBridge Small Cap	$31,843,802
IronBridge SMID Cap	39,886,882
IronBridge Global	477,401

(D) Foreign Currency Translation.
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

(E) Indemnifications. Under the Funds’ organizational documents, officers and Independent Directors of the Company are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these

P / 50

arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(F) Subsequent Events. The Funds follow authoritative standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. These standards requires the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

(G) Other.
Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2011, the following table shows the reclassifications made:

		Accumulated	Accumulated
		net	net
	Paid	investment	realized
	in capital	income (loss)	gain (loss)

IronBridge Small Cap	$—	$38,989	$(38,989)
IronBridge Global	—	(8,844)	8,844
IronBridge Skyline	(14,020,948)	—	14,020,948
IronBridge Horizon	(18,194,436)	79,100	18,115,336

The permanent differences primarily relate to foreign currency and Real Estate Investment Trust (REIT) adjustments with differing book and tax method, and tax basis adjustments for securities contributed in-kind.

(3) INVESTMENT ADVISER AND RELATED PARTIES
The Funds have entered into an investment advisory agreement with IronBridge Capital Management, L.P. (“ICM”) on behalf of each Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average

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Notes to Financial Statements

IronBridge Funds
  June 30, 2011

daily net assets). Pursuant to expense cap agreements, ICM has agreed to waive its respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to ICM or ICM reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from ICM. The expense cap agreements will continue in effect until July 23, 2012 with successive renewal terms of one year unless terminated by ICM or the Fund’s Board of Directors prior to any such renewal.

	Annual	Expense
IronBridge Funds	Advisory Fees	Limitation

IronBridge Small Cap	1.00%	1.10%
IronBridge SMID Cap	0.85%	0.95%
IronBridge Global	0.85%	1.00%
IronBridge Skyline	0.90%	1.00%
IronBridge Horizon	1.00%	1.10%

Any waivers or reimbursements are subject to later adjustment to allow ICM to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that ICM shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30,:

	IronBridge	IronBridge	IronBridge
	Global	Skyline	Horizon

2014	$148,257	$80,414	$60,092

	$148,257	$80,414	$60,092

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap or SMID Cap Funds.

(4) INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2011 are summarized below:

	Purchases	Sales

IronBridge Small Cap	$136,957,978	$186,949,860
IronBridge SMID Cap	$349,558,593	$349,279,969
IronBridge Global	$20,018,540	$53,806,777
IronBridge Skyline*	$17,033,915	$24,979,875
IronBridge Horizon*	$18,159,063	$21,928,225

*	The purchases for the IronBridge Skyline and IronBridge Horizon Funds does not include the initial in-kind transfers of $66,478,358 and $98,085,692, respectively.

(5) DIRECTORS FEES
The Independent Directors are paid a retainer of $25,000 per year for their service on the Board. Independent Directors are also compensated for any special meeting that they may be required to attend and are reimbursed for any travel expenses incurred in such meetings.

(6) LEGISLATIVE UPDATE
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund

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will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

(7) RECENT ACCOUNTING PRONOUNCEMENT
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Funds’ financial statements.

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Report of Independent
Registered Public Accounting Firm

The Shareholders and Board of Directors of IronBridge Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IronBridge Funds, Inc. (comprising, respectively, IronBridge Small Cap Fund, IronBridge SMID Cap Fund, IronBridge Global Fund, IronBridge Skyline Fund, and IronBridge Horizon Fund, collectively referred to as the Funds) as of June 30, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting IronBridge Funds, Inc. at June 30, 2011, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 29, 2011

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Additional Information

DIRECTORS AND OFFICERS

				Number of
		Term of	Principal	Funds in	Other
	Position(s)	Office and	Occupation(s)	Complex	Directorships
Name, Address and	Held with	Length of Time	During Past 5	Overseen By	Held by
Year of Birth	Company	Served	Years	Director	Director

Independent Directors
Walter H. Clark Year of Birth: 1968	Independent Director	Indefinite; since May 21, 2010	Co-Managing Partner, HPO Partners, an asset management company, 2009-present; Managing Director, Perot Investments, Inc., a private investment management company, 2004-2009.	6	None
James W. Haugh Year of Birth: 1937	Independent Director	Indefinite; since May 21, 2010	Adviser on private client and financial institution tax and accounting matters for Wipfli LLP, a national accounting firm, 2010 to present; Financial Consultant and Founder of American Capital LLC (family tax and financial management advisory firm), 2004 to 2010, which was acquired by Wipfli LLP in 2010.	6	First Interstate Bancsystem, Inc.
James M. Snyder Year of Birth: 1947	Independent Director	Indefinite; since May 21, 2010	Private investor and Chairman of The Snyder Family Foundation, 2001-present.	6	Frontegra Funds, Inc. (with oversight of 8 portfolios)
Inside (“Interested”) Directors
Robert E. Hendricks* Year of Birth: 1943	Director	Indefinite; since May 21, 2010	Manager, Go Steady LLC and its sole member, Go Steady Holdings, LLC (design, manufacture and distribution of tips, grips and handles for crutches and canes), 2010 to present; President, Front Edge, Inc. (investment advisory services, small business lending and real estate development), 2002-present; Managing Director, Credit Suisse HOLT (corporate performance and valuation advisory service of Credit Suisse) 2002-2009.	6	None
Officers
John G. Davis Year of Birth: 1970	President, Secretary and Chief Executive Officer	Indefinite, since March 9, 2010	Chief Compliance Officer, IronBridge Capital Management, L.P., 2003-Present.	N/A	N/A
Ty M. Baird Year of Birth: 1974	Vice President, Treasurer and Chief Financial Officer	Indefinite, since March 9, 2010	Chief Operating Officer, IronBridge Capital Management, L.P., 2009-present; Equities Analyst and Chief Financial Officer, IronBridge Capital Management, L.P., 2006-present; Audit Senior Manager, Deloitte & Touche (public accounting firm), 2005-2006; Audit Manager, Deloitte & Touche, 2002-2005.	N/A	N/A

*	Robert E. Hendricks is deemed to be an “interested director” of the Company, as defined in the 1940 Act, as a result of his ownership interest in the Adviser.

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Additional Information

Directory of Fund Service Providers

INVESTMENT ADVISER
IronBridge Capital Management, L.P.
One Parkview Plaza, Suite 700
Oakbrook Terrace, IL 60181

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP
155 North Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, IL 60601

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Additional Information

PROXY VOTING PROCEDURES
The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Company’s Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free 1-877-861-7714. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PROXY VOTING RECORD
Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free

1-877-861-7714. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE
The Company files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-861-7714.

QUALIFIED DIVIDEND INCOME / DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended June 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID Cap	100.00%
IronBridge Global	88.28%
IronBridge Skyline	20.76%
IronBridge Horizon	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2011 was as follows:

IronBridge Small Cap	100.00%
IronBridge SMID Cap	100.00%
IronBridge Global	57.50%
IronBridge Skyline	20.29%
IronBridge Horizon	100.00%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY
The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2011 was as follows:

IronBridge Small Cap	1.70%
IronBridge SMID Cap	0.99%
IronBridge Global	0.10%
IronBridge Skyline	0.04%
IronBridge Horizon	0.14%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2011 was as follows:

IronBridge Horizon	100.00%

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Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

WHAT INFORMATION WE COLLECT
In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to IronBridge Funds, Inc. through common control or ownership. The Funds’ investment adviser, IronBridge Capital Management, L.P., is an Affiliate of the funds.

WHAT INFORMATION WE DISCLOSE
We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

CONFIDENTIALITY AND SECURITY PROCEDURES
To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

ADDITIONAL RIGHTS
You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

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Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that there are two audit committee financial experts serving on its audit committee. Messrs Walter H. Clark and James W. Haugh are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant, Ernst & Young, LLP (“E&Y”), to perform audit and tax services for the fiscal year ended June 30, 2011. In the following table, “Audit Fees” are fees billed for professional services for the audit of the registrant’s annual financial statements or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for that fiscal year. “Tax Fees” are fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning. There were no other services provided by E&Y. The following table details the aggregate fees billed or expected to be billed by E&Y for the fiscal year ended June 30, 2011.

FYE 06/30/2011
Audit Fees	$125,300
Tax Fees	$31,000
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by E&Y during fiscal year 2011. During fiscal year 2011, there were no non-audit services rendered by E&Y to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant. All of E&Y’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of E&Y.

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Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) and have determined that the Registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

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(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IronBridge Funds, Inc.

By:	/s/ John G. Davis John G. Davis, President
(Principal Executive Officer)

Date:	9/2/2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John G. Davis John G. Davis, President and Secretary
(Principal Executive Officer)

Date:	9/2/2011

By:	/s/ Ty Baird Ty Baird, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	9/2/2011

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